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                                                                   EXHIBIT 10.16

                AMENDMENT #1 TO JUNE 2, 2000 EMPLOYMENT AGREEMENT
                                     BETWEEN
           LANDMARK SYSTEMS CORPORATION AND FREDERICK S. ROLANDI, III

                This Amendment # 1 ("Amendment") dated January 29, 2001 (the "Effective Date"), is entered into by and between LANDMARK SYSTEMS CORPORATION, a Virginia corporation (the "Company") and FREDRICK S. ROLANDI, III (the "Executive").

                              W I T N E S S E T H:

                WHEREAS, the Executive entered into employment with the Company on November 2, 1998 (the "Employment Effective Date") as Vice President and Chief Financial Officer of the Company;

                WHEREAS, the Executive is currently employed as the Vice President and Chief Financial Officer of the Company and his performance in that capacity is material to the business of the Company; and

                WHEREAS, the Company and the Executive have entered into an Employment Agreement (the "Agreement") dated June 2, 2000 and now wish to amend said Agreement.

                NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements hereinafter set forth, the Company and the Executive agree as follows:

        A. Target Bonus in Section 3.2 will be increased to $80,000 per year effective January 1, 2001.

        B.         The applicable period of the Special Bonus described in
                   Section 3.7 is extended to any transaction executed before December 31, 2001.

                IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                             LANDMARK SYSTEMS CORPORATION

                                             By:
                                             Name: Katherine K. Clark
                                             Title: Chief Executive Officer




                                             FREDERICK S. ROLANDI